EXHIBIT 10.1

SIXTH AMENDMENT TO CREDIT AGREEMENT

This Sixth Amendment to Credit Agreement (this “Sixth Amendment”) is entered into as of September 1, 2011, by and among Denbury Resources Inc., a Delaware corporation (“Borrower”), JPMorgan Chase Bank, N.A., as Administrative Agent (“Administrative Agent”), and the financial institutions parties hereto as Banks (collectively, “Banks”, and each individually, a “Bank”).

W I T N E S S E T H

 WHEREAS, Borrower, Administrative Agent, the other agents party thereto and Banks are parties to that certain Credit Agreement dated as of March 9, 2010 (as amended, the “Credit Agreement”) (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement, including, to the extent applicable, after giving effect to the amendments set forth in Section 1 of this Sixth Amendment);

 WHEREAS, pursuant to the Credit Agreement, Banks have made a Revolving Loan to Borrower and provided certain other credit accommodations to Borrower;

WHEREAS, Borrower has requested that the Credit Agreement be amended to allow for Borrower to declare and pay cash dividends to its Equity holders and to repurchase Borrower’s issued and outstanding common stock, in a combined aggregate amount not to exceed $500,000,000.

 NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, Administrative Agent and Banks hereby agree as follows:

Section 1. Sixth Amendment Effective Date Amendments.  In reliance on the representations, warranties, covenants and agreements contained in this Sixth Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the Credit Agreement shall be amended effective as of the Sixth Amendment Effective Date (defined below) in the manner provided in this Section 1.

1.1 Additional Definition.  Section 1.1 of the Credit Agreement shall be amended to add thereto in alphabetical order the following definition of “Sixth Amendment” which shall read in full as follows:

“Sixth Amendment” means that certain Sixth Amendment to Credit Agreement dated as of September 1, 2011 among Borrower, Administrative Agent and Banks party thereto.

1.2 Amendment to Definition.  The definition of “Loan Papers” contained in Section 1.1 of the Credit Agreement shall be amended and restated in its entirety to read in full as follows:

“Loan Papers” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Notes, each Facility Guarantee which may now or hereafter be executed, each Borrower Pledge Agreement which may now or hereafter be executed, each Subsidiary Pledge Agreement which may now or hereafter be executed, all Mortgages now or at any time hereafter delivered pursuant to Section 5.1, and all other certificates, documents, or instruments delivered in connection with this Agreement, as the foregoing may be amended from time to time.

1.3 Amendment to Section 9.2 of the Credit Agreement.  Section 9.2 of the Credit Agreement shall be amended to delete the reference to “and” at the end of clause (h) of Section 9.2, replace the “.” at the end of clause (i) of Section 9.2 with a “; and”, and to add new clause (j) at the end of Section 9.2 to read in full as follows:

“(j)           So long as no Default or Borrowing Base Deficiency exists on the date any such Distribution is declared or paid and no Default or Event of Default would result therefrom, Borrower may make Distributions to Borrower’s Equity holders, including, without limitation, to repurchase Borrower’s issued and outstanding common stock and to make cash dividends with respect thereto, in an aggregate amount not to exceed $500,000,000 during the term of this Agreement; provided that prior to and after giving effect to any such Distribution, (i) Availability shall not be less than 25% of the then effective Borrowing Base and (ii) the Borrower shall be in pro forma compliance with the financial covenants contained in Section 10.1 and Section 10.2, in each case calculated on a pro forma basis after giving effect to such Distribution and in a manner acceptable to Administrative Agent as if such financial covenants were calculated on the date of such Distribution.”

Section 2. Conditions Precedent to Sixth Amendment Effective Date Amendments.  The amendments contained in Section 1 hereof shall be effective on the date that each of the following conditions precedent is satisfied (the “Sixth Amendment Effective Date”):

2.1 Counterparts.  Administrative Agent shall have received counterparts hereof duly executed by Borrower and the Majority Banks and acknowledged by each Restricted Subsidiary (or, in the case of any party as to which an executed counterpart shall not have been received, telegraphic, telecopy, or other written confirmation from such party of execution of a counterpart hereof by such party).

2.2 No Default; No Borrowing Base Deficiency.  No Default or Event of Default shall have occurred which is continuing, and no Borrowing Base Deficiency then exists.

2.3 Other Documents.  Administrative Agent shall have been provided with such documents, instruments and agreements, and Borrower shall have taken such actions, in each case as Administrative Agent may reasonably require in connection with this Sixth Amendment and the transactions contemplated hereby.

Section 3. Representations and Warranties.  To induce Banks and Administrative Agent to enter into this Sixth Amendment, Borrower hereby represents and warrants to Banks and Administrative Agent as follows on the Sixth Amendment Effective Date:

3.1 Reaffirm Existing Representations and Warranties.  Each representation and warranty of Borrower contained in the Credit Agreement and the other Loan Papers is true and correct in all material respects on the date hereof and will be true and correct in all material respects after giving effect to the amendments set forth in Section 1 hereof, except that any representation or warranty that is qualified by “material” or “Material Adverse Effect” references therein shall be true and correct in all respects.

3.2 Due Authorization; No Conflict.  The execution, delivery and performance by Borrower of this Sixth Amendment are within Borrower’s corporate or organizational powers, have been duly authorized by all necessary action, require no action by or in respect of, or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable law or any Material Agreement binding upon Borrower or any other Credit Party or result in the creation or imposition of any Lien upon any of the assets of Borrower or any other Credit Party other than Liens securing the Obligations.

3.3 Validity and Enforceability.  This Sixth Amendment constitutes the valid and binding obligation of Borrower enforceable in accordance with its terms, except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar laws affecting creditor’s rights generally, and (b) the availability of equitable remedies may be limited by equitable principles of general application.

3.4 No Defense.  Borrower acknowledges that Borrower has no defense to (a) Borrower’s obligation to pay the Obligations when due, or (b) the validity, enforceability or binding effect against Borrower of the Credit Agreement or any of the other Loan Papers or any Liens intended to be created thereby.

Section 4. Miscellaneous.

4.1 No Waivers.  No failure or delay on the part of Administrative Agent or Banks to exercise any right or remedy under the Credit Agreement, any other Loan Papers or applicable law shall operate as a waiver thereof, nor shall any single or partial exercise of any right or remedy preclude any other or further exercise of any right or remedy, all of which are cumulative and may be exercised without notice except to the extent notice is expressly required (and has not been waived) under the Credit Agreement, the other Loan Papers and applicable law.

4.2 Reaffirmation of Loan Papers.  Any and all of the terms and provisions of the Credit Agreement and the Loan Papers shall, except as amended and modified hereby, remain in full force and effect.  The amendments contemplated hereby shall not limit or impair any Liens securing the Obligations, each of which are hereby ratified, affirmed and extended to secure the Obligations as they may be increased pursuant hereto.

4.3 Legal Expenses.  Borrower hereby agrees to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this Sixth Amendment and all related documents.

4.4 Parties in Interest.  All of the terms and provisions of this Sixth Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

4.5 Counterparts.  This Sixth Amendment may be executed in counterparts, and all parties need not execute the same counterpart; however, no party shall be bound by this Sixth Amendment until Borrower, the Majority Bank and each Restricted Subsidiary have executed a counterpart.  Facsimiles shall be effective as originals.

4.6 Complete Agreement.  THIS SIXTH AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

4.7 Headings.  The headings, captions and arrangements used in this Sixth Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this Sixth Amendment, nor affect the meaning thereof.

4.8 Governing Law.  THIS SIXTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Sixth Amendment to be duly executed by their respective authorized officers on the date and year first above written.

BORROWER:

DENBURY RESOURCES INC.,
a Delaware corporation

By:	/s/ Mark C. Allen

Mark C. Allen,

Senior Vice President and Chief Financial Officer

[Signature Page]
Sixth Amendment to Credit Agreement
Denbury Resources Inc.

Each of the undersigned (i) consent and agree to this Sixth Amendment, and (ii) agree that the Loan Papers to which it is a party shall remain in full force and effect and shall continue to be the legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms.

DENBURY GATHERING & MARKETING, INC.,
a Delaware corporation

By:	/s/ Mark C. Allen

Mark C. Allen,

Senior Vice President and Chief Financial Officer

DENBURY HOLDINGS, INC.,
a Delaware corporation (f/k/a Denbury Encore Holdings Inc.)

By:	/s/ Mark C. Allen

Mark C. Allen,

Senior Vice President and Chief Financial Officer

DENBURY OPERATING COMPANY,
a Delaware corporation (f/k/a EAP Properties, Inc. and successor-by-merger to a previous “Denbury Operating Company”)

By:	/s/ Mark C. Allen

Mark C. Allen,

Senior Vice President and Chief Financial Officer

DENBURY ONSHORE, LLC,
a Delaware limited liability company

By:	/s/ Mark C. Allen

Mark C. Allen,

Senior Vice President and Chief Financial Officer

DENBURY MARINE, L.L.C.,
a Louisiana limited liability company

By:	/s/ Mark C. Allen

Mark C. Allen,

Senior Vice President and Chief Financial Officer

DENBURY PIPELINE HOLDINGS, LLC,
a Delaware limited liability company

By:	/s/ Mark C. Allen

Mark C. Allen,

Senior Vice President and Chief Financial Officer

DENBURY GREEN PIPELINE-TEXAS, LLC,
a Delaware limited liability company

By:	/s/ Mark C. Allen

Mark C. Allen,

Senior Vice President and Chief Financial Officer

DENBURY GULF COAST PIPELINES, LLC,
a Delaware limited liability company

By:	/s/ Mark C. Allen

Mark C. Allen,

Senior Vice President and Chief Financial Officer

GREENCORE PIPELINE COMPANY LLC,
a Delaware limited liability company

By:	/s/ Mark C. Allen

Mark C. Allen,

Senior Vice President and Chief Financial Officer

DENBURY AIR, LLC,
a Delaware limited liability company (f/k/a EAP Operating, LLC)

By:	/s/ Mark C. Allen

Mark C. Allen,

Senior Vice President and Chief Financial Officer

[Signature Page]
Sixth Amendment to Credit Agreement
Denbury Resources Inc.

ADMINISTRATIVE AGENT/BANK:

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and a Bank

By:	/s/ Brian P. Orlando

Brian P. Orlando,

Authorized Officer

[Signature Page]
Sixth Amendment to Credit Agreement
Denbury Resources Inc.

BANKS:

BANK OF AMERICA, N.A.

By:	/s/ Stephen J. Hoffman

Name:	Stephen J. Hoffman

Title:	Managing Director

[Signature Page]
Sixth Amendment to Credit Agreement
Denbury Resources Inc.

BANKS:

BNP PARIBAS

By:	/s/ Edward Pak

Name:	Edward Pak

Title:	Director

By:	/s/ Juan Carlos Sandoval

Name:	Juan Carlos Sandoval

Title:	Director

[Signature Page]
Sixth Amendment to Credit Agreement
Denbury Resources Inc.

BANKS:

THE BANK OF NOVA SCOTIA

By:	/s/ Marc Graham

Name:	Marc Graham

Title:	Director

[Signature Page]
Sixth Amendment to Credit Agreement
Denbury Resources Inc.

BANKS:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH

By:	/s/ Mikhail Faybusovich

Name:	Mikhail Faybusovich

Title:	Director

By:	/s/ Vipul Dhadda

Name:	Vipul Dhadda

Title:	Associate

[Signature Page]
Sixth Amendment to Credit Agreement
Denbury Resources Inc.

BANKS:

ROYAL BANK OF CANADA

By:	/s/ James R. Allred

Name:	James R. Allred

Title:	Authorized Signatory

[Signature Page]
Sixth Amendment to Credit Agreement
Denbury Resources Inc.

BANKS:

WELLS FARGO BANK, N.A.

By:	/s/ Thomas E. Stelmar, Jr.

Name:	Thomas E. Stelmar, Jr.

Title:	Vice President

[Signature Page]
Sixth Amendment to Credit Agreement
Denbury Resources Inc.

BANKS:

UBS LOAN FINANCE, LLC

By:	/s/ Irja R. Otsa

Name:	Irja R. Otsa

Title:	Associate Director, Banking Products Services, US

By:	/s/ Mary E. Evans

Name:	Mary E. Evans

Title:	Associate Director, Banking Products Services, US

[Signature Page]
Sixth Amendment to Credit Agreement
Denbury Resources Inc.

BANKS:

UNION BANK, N.A.

By:	/s/ Alison White

Name:	Alison White

Title:	Vice President

[Signature Page]
Sixth Amendment to Credit Agreement
Denbury Resources Inc.

BANKS:

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK (f/k/a CALYON NEW YORK BRANCH)

By:	/s/ Mark A. Roche

Name:	Mark A. Roche

Title:	Managing Director

By:	/s/ Sharada Manne

Name:	Sharada Manne

Title:	Director

[Signature Page]
Sixth Amendment to Credit Agreement
Denbury Resources Inc.

BANKS:

BANK OF SCOTLAND plc

By:	/s/ Julia R. Franklin

Name:	Julia R. Franklin

Title:	Assistant Vice President

[Signature Page]
Sixth Amendment to Credit Agreement
Denbury Resources Inc.

BANKS:

COMPASS BANK

By:	/s/ Dorothy Marchand

Name:	Dorothy Marchand

Title:	Senior Vice President

[Signature Page]
Sixth Amendment to Credit Agreement
Denbury Resources Inc.

BANKS:

CAPITAL ONE NATIONAL ASSOCIATION, formerly known as Capital One, N.A.

By:	/s/ Peter Shen

Name:	Peter Shen

Title:	Vice President

[Signature Page]
Sixth Amendment to Credit Agreement
Denbury Resources Inc.

BANKS:

COMERICA BANK

By:	/s/ James A. Morgan

Name:	James A. Morgan

Title:	Vice President

[Signature Page]
Sixth Amendment to Credit Agreement
Denbury Resources Inc.

BANKS:

ING CAPITAL LLC

By:	/s/ Juli Bieser

Name:	Juli Bieser

Title:	Director

[Signature Page]
Sixth Amendment to Credit Agreement
Denbury Resources Inc.

BANKS:

SUNTRUST BANK

By:	/s/ Gregory C. Magnuson

Name:	Gregory C. Magnuson

Title:	Vice President

[Signature Page]
Sixth Amendment to Credit Agreement
Denbury Resources Inc.

BANKS:

CIBC, INC.

By:	/s/ Trudy Nelson

Name:	Trudy Nelson

Title:	CIBC Inc. Authorized Signatory

By:	/s/ Richard Antl

Name:	Richard Antl

Title:	CIBC Inc. Authorized Signatory

[Signature Page]
Sixth Amendment to Credit Agreement
Denbury Resources Inc.

BANKS:

KEYBANK NATIONAL ASSOCIATION

By:	/s/ David Morris

Name:	David Morris

Title:	Vice President

[Signature Page]
Sixth Amendment to Credit Agreement
Denbury Resources Inc.

BANKS:

U.S. BANK NATIONAL ASSOCIATION

By:	/s/ Daria M. Mahoney

Name:	Daria M. Mahoney

Title:	Vice President

[Signature Page]
Sixth Amendment to Credit Agreement
Denbury Resources Inc.

BANKS:

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ Hiroshi Higuma

Name:	Hiroshi Higuma

Title:	Joint General Manager, Specialized Finance Dept.

[Signature Page]
Sixth Amendment to Credit Agreement
Denbury Resources Inc.

BANKS:

FIFTH THIRD BANK

By:	/s/ Mike Mendenhall

Name:	Mike Mendenhall

Title:	Vice President

[Signature Page]
Sixth Amendment to Credit Agreement
Denbury Resources Inc.

BANKS:

STERLING BANK

By:

Name:

Title:

[Signature Page]
Sixth Amendment to Credit Agreement
Denbury Resources Inc.

BANKS:

GOLDMAN SACHS BANK USA

By:	/s/ Rick Canonico

Name:	Rick Canonico

Title:	Authorized Signatory

[Signature Page]
Sixth Amendment to Credit Agreement
Denbury Resources Inc.